UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

iAnthus Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56228	98-1360810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 King Street West Suite 400
Toronto, Ontario		M5H 3S6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 518-9418

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2026, iAnthus Capital Holdings, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2026 (the "Q3 2026 Form 10-Q"). A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.01 Changes in Registrant’s Certifying Accountant.

The audit committee of the Board of Directors (the “Committee”) of iAnthus Capital Holdings, Inc. (the “Company”) conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. As a result of this process, the Committee approved the appointment of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Committee also approved the resignation of PKF O’Connor Davies, LLP ("PKFOD") which was effective as of November 12, 2026, following the filing of the Q3 2026 Form 10-Q.

PKFOD reported on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025, 2024, and 2023.

During the Company’s three most recent fiscal years before the resignation of PKFOD as independent registered accountants, the reports on the Company’s consolidated financial statements by PKFOD for all three years did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the three most recent fiscal years ended December 31, 2025 and the subsequent interim periods through September 30, 2026, pursuant to Item 304(a)(1)(iv) of Regulation S-K, there was no disagreement between the Company and PKFOD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PKFOD, would have caused PKFOD to make reference to the subject matter of the disagreement in connection with its report issued in connection with its audit of the Company’s financial statement for those years. Furthermore, except for the identification of the material weaknesses described in the Company's Annual Form 10-K for the years ended December 31, 2025, 2024 and 2023 as filed with the SEC on March 27, 2026 (the “2025 Annual Report”), March 24, 2025 and March 28, 2024, respectively, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K and in National Instrument 51-102 Continuous Disclosure Obligations) for the Company within the last three fiscal years nor subsequently up to the date of the resignation of PKFOD.

The Company has provided a copy of the foregoing disclosures to PKFOD and requested PKFOD to provide it with a letter indicating whether or not it agrees with such disclosures. A copy of the letter dated November 12, 2026 is attached hereto as Exhibit 16.1.

During the three most recent fiscal years and the subsequent period through the appointment of MGO, the Company did not consult with MGO regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 8.01 Other Events.

On November 12, 2026, the Company issued a press release announcing the resignation of PKFOD and the appointment of MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1. The information set forth under the heading “Change in Auditor” in Exhibit 99.1 is incorporated by reference into this Item 8.01. The remaining information in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from PKFOD

99.1	Press release dated November 12, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date:	November 12, 2026	By:	/s/ Richard Proud
Richard Proud Chief Executive Officer